UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-AQ2 Asset-Backed Certificates, Series 2005-AQ2, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
Bear Stearns Asset Backed Securities
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Administrator:
Peter Sablich 312.904.8162
peter.sablich@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Swap Summary Report
YM Agreement Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Rating Information
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Page 2-3
Page 4-7

Page 15-18
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 19-22
Page 23-26

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005AQ2
BS005AQ2_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Nov-05
27-Dec-05
25-Sep-35
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities I LLC
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.689855%
4.378750%
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Bear Stearns Asset Backed Securities
Asset-Backed Certificates
Series 2005-AQ2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
356
Bond Payments
Statement Date:
ABN AMRO Acct: 723161.1
1000.000000000
59.930654165
0.000000000
940.069345835
3.285000000
4.5387500000%
0.00
0.00
0.000000000
4.3800000000%
0.000000000
0738792S6
A-1
314,676,000.00
18,858,738.53
0.00
295,817,261.47
1,033,710.66
314,676,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.367499960
4.6487500000%
0.00
0.00
0.000000000
4.4900000000%
0.000000000
0738792T4
A-2
123,906,000.00
0.00
0.00
123,906,000.00
417,253.45
123,906,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.435000000
4.7387500000%
0.00
0.00
0.000000000
4.5800000000%
0.000000000
0738792U1
A-3
76,542,000.00
0.00
0.00
76,542,000.00
262,921.77
76,542,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.532500000
4.8687500000%
0.00
0.00
0.000000000
4.7100000000%
0.000000000
0738792V9
M-1
29,516,000.00
0.00
0.00
29,516,000.00
104,265.27
29,516,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.547500190
4.8887500000%
0.00
0.00
0.000000000
4.7300000000%
0.000000000
0738792W7
M-2
26,354,000.00
0.00
0.00
26,354,000.00
93,490.82
26,354,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.562500134
4.9087500000%
0.00
0.00
0.000000000
4.7500000000%
0.000000000
0738792X5
M-3
18,623,000.00
0.00
0.00
18,623,000.00
66,344.44
18,623,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.697499910
5.0887500000%
0.00
0.00
0.000000000
4.9300000000%
0.000000000
0738792Y3
M-4
27,759,000.00
0.00
0.00
27,759,000.00
102,638.90
27,759,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.735000000
5.1387500000%
0.00
0.00
0.000000000
4.9800000000%
0.000000000
0738792Z0
M-5
11,596,000.00
0.00
0.00
11,596,000.00
43,311.06
11,596,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.215000419
5.7787500000%
0.00
0.00
0.000000000
5.6200000000%
0.000000000
0738793A4
M-6
11,947,000.00
0.00
0.00
11,947,000.00
50,356.61
11,947,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.402500254
6.0287500000%
0.00
0.00
0.000000000
5.8700000000%
0.000000000
0738793B2
M-7
9,839,000.00
0.00
0.00
9,839,000.00
43,316.20
9,839,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.477499644
6.1287500000%
0.00
0.00
0.000000000
5.9700000000%
0.000000000
0738793C0
M-8
7,027,000.00
0.00
0.00
7,027,000.00
31,463.39
7,027,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.477500647
6.1287500000%
0.00
0.00
0.000000000
5.9700000000%
0.000000000
0738792Q0
M-9
7,730,000.00
0.00
0.00
7,730,000.00
34,611.08
7,730,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.477499644
6.1287500000%
0.00
0.00
0.000000000
5.9700000000%
0.000000000
0738792R8
M-10
7,027,000.00
0.00
0.00
7,027,000.00
31,463.39
7,027,000.00
1000.000000000
0.000000000
0.000000000
973.164549192
1.874612075
0.00
10,254.77
0.014592118
N/A
0.000000000
N
0738793D8
CE
702,760,884.66
0.00
0.00
683,901,979.51
1,317,404.04
702,760,884.66
1000.000000000
0.000000000
0.000000000
1000.000000000
1312965.300000000
0.00
131,296.53
1312965.300000000
N/A
0.000000000
0738793E6
P
100.00
0.00
0.00
100.00
131,296.53
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
0738793F3
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
0738793G1
R-2
0.00
0.00
0.00
0.00
0.00
0.00
23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.689855%
4.378750%
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Bear Stearns Asset Backed Securities
Asset-Backed Certificates
Series 2005-AQ2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
356
Bond Payments
Statement Date:
ABN AMRO Acct: 723161.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
0738793H6
R-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
0738793J5
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
141,551.30
672,542,100.00
672,542,100.00
22,622,586.14
Total
653,683,361.47
18,858,738.53
0.00
3,763,847.61
23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Statement Date:
Cash Reconciliation Summary
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
3,753,592.83
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
0.00
24,831.15
18,834,074.02
0.00
0.00
0.00
22,615,191.92
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
702,760,884.66
0.00
18,858,905.17
0.00
0.00
0.00
683,901,979.51
2,495
61
0
0
2,434
271,471.38
Extra Principal
Trigger Event
No
0.00
18,858,905.17
Overcollateralization Amt
30,218,718.04
Less Extra Principal
Remittance Interest
0.00
3,753,592.83
0.00
18,858,905.17
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,693.92
3,756,286.75
Total Fees
274,165.30
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.15
0
0.00
2,693.92
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
131,296.53
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Statement Date:
Cash Reconciliation Summary Fixed 1st Lien
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
110,830.71
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
0.00
3,584.36
455,799.63
0.00
0.00
0.00
570,300.87
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
22,480,334.22
0.00
459,383.99
0.00
0.00
0.00
22,020,950.23
73
2
0
0
71
9,366.81
Trigger Event
No
459,383.99
Overcollateralization Amt
30,218,718.04
Remittance Interest
110,830.71
0.00
459,383.99
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(86.17
110,916.88
Total Fees
9,452.98
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.15
0
0.00
86.17
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
0.00
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Statement Date:
Cash Reconciliation Summary ARM 228
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,838,967.26
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
0.00
14,973.42
13,097,738.71
0.00
0.00
0.00
15,953,704.93
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
528,403,003.16
0.00
13,112,712.13
0.00
0.00
0.00
515,290,291.03
1,870
43
0
0
1,827
203,265.68
Trigger Event
No
13,112,712.13
Overcollateralization Amt
30,218,718.04
Remittance Interest
2,838,967.26
0.00
13,112,712.13
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,025.54
2,840,992.80
Total Fees
205,291.22
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.15
0
0.00
2,025.54
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
102,758.06
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Statement Date:
Cash Reconciliation Summary ARM 327
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
803,794.86
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
0.00
6,273.37
5,280,535.68
0.00
0.00
0.00
6,091,186.11
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
151,877,547.28
0.00
5,286,809.05
0.00
0.00
0.00
146,590,738.25
552
16
0
0
536
58,838.90
Trigger Event
No
5,286,809.05
Overcollateralization Amt
30,218,718.04
Remittance Interest
803,794.86
0.00
5,286,809.05
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(582.20
804,377.06
Total Fees
59,421.09
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.15
0
0.00
582.20
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
28,538.47
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
131,296.53
131,296.53
Total Excess Allocated to the Bonds
131,296.53
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
131,296.53
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
0.00
0.00
0.00

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Yield Maintenance Agreement
Statement Date:
Amount paid to the Derivative Administrator
10,088.13

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
0.00
0.00
No
0.00
0.00
A-1
Act/360
27
1,033,710.66
0.00
1,033,710.66
1,033,710.66
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-2
Act/360
27
417,253.45
0.00
417,253.45
417,253.45
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-3
Act/360
27
262,921.77
0.00
262,921.77
262,921.77
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-1
Act/360
27
104,265.27
0.00
104,265.27
104,265.27
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-2
Act/360
27
93,490.82
0.00
93,490.82
93,490.82
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-3
Act/360
27
66,344.44
0.00
66,344.44
66,344.44
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-4
Act/360
27
102,638.90
0.00
102,638.90
102,638.90
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-5
Act/360
27
43,311.06
0.00
43,311.06
43,311.06
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-6
Act/360
27
50,356.61
0.00
50,356.61
50,356.61
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-7
Act/360
27
43,316.20
0.00
43,316.20
43,316.20
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-8
Act/360
27
31,463.39
0.00
31,463.39
31,463.39
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-9
Act/360
27
34,611.08
0.00
34,611.08
34,611.08
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-10
Act/360
27
31,463.39
0.00
31,463.39
31,463.39
0.00
0.00
0.00
0.00
0.00
0.00
No
166.64
0.00
CE
30/360
30
1,307,149.27
0.00
1,317,404.04
1,317,404.04
0.00
10,088.13
0.00
0.00
0.00
0.00
No
0.00
0.00
P
30
0.00
0.00
131,296.53
131,296.53
0.00
0.00
0.00
3,622,296.31
0.00
0.00
166.64
0.00
0.00
3,763,847.61
3,763,847.61
0.00
0.00
10,088.13
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
7.00
1.00
A-1
NA
NA
9/25/2035
295,817,261.47
0.00
0.00
314,676,000.00
314,676,000.00
0.00
0.00
0.00
0.00
18,858,738.53
A-2
NA
NA
9/25/2035
123,906,000.00
0.00
0.00
123,906,000.00
123,906,000.00
0.00
0.00
0.00
0.00
0.00
A-3
NA
NA
9/25/2035
76,542,000.00
0.00
0.00
76,542,000.00
76,542,000.00
0.00
0.00
0.00
0.00
0.00
M-1
NA
NA
9/25/2035
29,516,000.00
0.00
0.00
29,516,000.00
29,516,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
9/25/2035
26,354,000.00
0.00
0.00
26,354,000.00
26,354,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
9/25/2035
18,623,000.00
0.00
0.00
18,623,000.00
18,623,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
9/25/2035
27,759,000.00
0.00
0.00
27,759,000.00
27,759,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
9/25/2035
11,596,000.00
0.00
0.00
11,596,000.00
11,596,000.00
0.00
0.00
0.00
0.00
0.00
M-6
NA
NA
9/25/2035
11,947,000.00
0.00
0.00
11,947,000.00
11,947,000.00
0.00
0.00
0.00
0.00
0.00
M-7
NA
NA
9/25/2035
9,839,000.00
0.00
0.00
9,839,000.00
9,839,000.00
0.00
0.00
0.00
0.00
0.00
M-8
NA
NA
9/25/2035
7,027,000.00
0.00
0.00
7,027,000.00
7,027,000.00
0.00
0.00
0.00
0.00
0.00
M-9
NA
NA
9/25/2035
7,730,000.00
0.00
0.00
7,730,000.00
7,730,000.00
0.00
0.00
0.00
0.00
0.00
M-10
NA
NA
9/25/2035
7,027,000.00
0.00
0.00
7,027,000.00
7,027,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
9/25/2035
683,901,979.51
0.00
0.00
702,760,884.66
702,760,884.66
0.00
0.00
0.00
0.00
0.00
P
NA
NA
9/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
18,858,738.53
0.00
672,542,100.00
653,683,361.47
672,542,100.00
23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
0738792S6
NR
Aaa
AAA
A-2
0738792T4
NR
Aaa
AAA
A-3
0738792U1
NR
Aaa
AAA
M-1
0738792V9
NR
Aa1
AA+
M-2
0738792W7
NR
Aa2
AA
M-3
0738792X5
NR
Aa3
AA-
M-4
0738792Y3
NR
A2
A
M-5
0738792Z0
NR
A3
A-
M-6
0738793A4
NR
Baa1
BBB+
M-7
0738793B2
NR
Baa2
BBB
M-8
0738793C0
NR
Baa3
BBB-
M-9
0738792Q0
NR
Ba1
BB+
M-10
0738792R8
NR
Ba2
BB
CE
0738793D8
NR
NR
NR
P
0738793E6
NR
NR
NR

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
679,903,801.78
0.00
0.00
0.00
%
98.6111
%
0.0000
0
2,425
%
97.1944
8,524,570.16
0.00
0.00
0.00
%
1.2364
%
0.0000
30
25
%
1.0020
424,000.00
0.00
0.00
0.00
%
0.0615
%
0.0000
60
1
%
0.0401
627,603.17
0.00
0.00
0.00
%
0.0910
%
0.0000
BKY0
4
%
0.1603
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
40
%
1.6032
Total:
2,495
689,479,975.11
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
26
8,948,570.16
0.00
0.00
0.00
1.0421%
1.2979%
0.0000%

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.94%
1.13%
0.04%
0.06%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
23
7,704,570
1
424,000
0
0
0
0
2,410
675,773,409
99.01%
98.81%

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 1st Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
0
0
0
0
0
0
0
0
71
22,020,950
100.00%
100.00%

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM 228
1.09%
1.33%
0.05%
0.08%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
20
6,829,820
1
424,000
0
0
0
0
1,806
508,036,471
98.85%
98.59%

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM 327
0.56%
0.60%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
3
874,750
0
0
0
0
0
0
533
145,715,988
99.44%
99.40%

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.16%
0.09%
0
0
4
627,603
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.22%
0.12%
0
0
4
627,603
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-05
2,434
97.56%
683,901,980
97.32%
2.44%
2.68%
0
0.00%
0
0.00%
356
6.69%
6.19%
61
18,834,074
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 1st Lien
27-Dec-05
71
2.85%
22,020,950
3.13%
2.74%
2.03%
0
0.00%
0
0.00%
356
6.42%
5.92%
2
455,800
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 228
27-Dec-05
1,827
73.23%
515,290,291
73.32%
2.30%
2.48%
0
0.00%
0
0.00%
356
6.72%
6.21%
43
13,097,739
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 327
27-Dec-05
536
21.48%
146,590,738
20.86%
2.90%
3.48%
0
0.00%
0
0.00%
356
6.63%
6.13%
16
5,280,536
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-AQ2
ABN AMRO Acct: 723161.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Dec-2005 - 12:10 (Y918 - Y941) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..